INTEREST EXPENSE, NET (Details)	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
INTEREST EXPENSE, NET
Interest expense	¥ 705,158,872		¥ 605,882,474	¥ 429,347,128
Less: Interest Capitalization	(29,306,768)		(43,841,311)	(51,243,764)
Less: Interest income	(216,618,294)		(170,984,099)	(83,461,323)
Amortisation of bond issuance costs	0		525,000	1,050,000
Total	¥ 459,233,810	$ 70,380,661	¥ 391,582,064	¥ 295,692,041